Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Six Months Ended
	6/30/2015	6/30/2014	% Chg	6/30/2015	6/30/2014	% Chg
Operating Revenues
Service	$29,541	$29,556	-0.1%	$58,503	$59,332	-1.4%
Equipment	3,474	3,019	15.1%	7,088	5,719	23.9%
Total Operating Revenues	33,015	32,575	1.4%	65,591	65,051	0.8%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	15,140	14,212	6.5%	29,721	27,533	7.9%
Selling, general and administrative	7,467	8,197	-8.9%	15,428	16,457	-6.3%
Depreciation and amortization	4,696	4,550	3.2%	9,274	9,167	1.2%
Total Operating Expenses	27,303	26,959	1.3%	54,423	53,157	2.4%
Operating Income	5,712	5,616	1.7%	11,168	11,894	-6.1%
Interest Expense	932	881	5.8%	1,831	1,741	5.2%
Equity in Net Income of Affiliates	33	102	-67.6%	33	190	-82.6%
Other Income (Expense) - Net	48	1,269	-96.2%	118	1,414	-91.7%
Income Before Income Taxes	4,861	6,106	-20.4%	9,488	11,757	-19.3%
Income Tax Expense	1,715	2,485	-31.0%	3,066	4,402	-30.3%
Net Income	3,146	3,621	-13.1%	6,422	7,355	-12.7%
Less: Net Income Attributable to Noncontrolling Interest	(102)	(74)	-37.8%	(178)	(156)	-14.1%
Net Income Attributable to AT&T	$3,044	$3,547	-14.2%	$6,244	$7,199	-13.3%

Basic Earnings Per Share Attributable to AT&T	$0.58	$0.68	-14.7%	$1.20	$1.38	-13.0%
Weighted Average Common Shares Outstanding (000,000)	5,204	5,204	-	5,204	5,213	-0.2%

Diluted Earnings Per Share Attributable to AT&T	$0.58	$0.68	-14.7%	$1.20	$1.38	-13.0%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,220	5,220	-	5,220	5,229	-0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Six Months Ended

Wireless	6/30/2015	6/30/2014	% Chg	6/30/2015	6/30/2014	% Chg
Segment Operating Revenues
Service	$15,115	$15,148	-0.2%	$29,927	$30,535	-2.0%
Equipment	3,189	2,782	14.6%	6,563	5,261	24.7%
Total Segment Operating Revenues	18,304	17,930	2.1%	36,490	35,796	1.9%

Segment Operating Expenses
Operations and support	11,551	11,568	-0.1%	23,232	22,450	3.5%
Depreciation and amortization	2,073	2,035	1.9%	4,131	3,966	4.2%
Total Segment Operating Expenses	13,624	13,603	0.2%	27,363	26,416	3.6%
Segment Operating Income	4,680	4,327	8.2%	9,127	9,380	-2.7%
Equity in Net Income (Loss) of Affiliates	-	(29)	-	(4)	(49)	91.8%
Segment Income	$4,680	$4,298	8.9%	$9,123	$9,331	-2.2%

Segment Operating Income Margin	25.6%	24.1%		25.0%	26.2%

Wireline
Segment Operating Revenues
Service	$13,981	$14,408	-3.0%	$27,916	$28,797	-3.1%
Equipment	233	229	1.7%	446	441	1.1%
Total Segment Operating Revenues	14,214	14,637	-2.9%	28,362	29,238	-3.0%

Segment Operating Expenses
Operations and support	10,362	10,700	-3.2%	20,625	21,157	-2.5%
Depreciation and amortization	2,488	2,514	-1.0%	4,964	5,198	-4.5%
Total Segment Operating Expenses	12,850	13,214	-2.8%	25,589	26,355	-2.9%
Segment Operating Income	1,364	1,423	-4.1%	2,773	2,883	-3.8%
Equity in Net Income (Loss) of Affiliates	1	-	-	(6)	1	-
Segment Income	$1,365	$1,423	-4.1%	$2,767	$2,884	-4.1%

Segment Operating Income Margin	9.6%	9.7%		9.8%	9.9%

International
Segment Operating Revenues
Service	$445	$-	-	$660	$-	-
Equipment	46	-	-	67	-	-
Total Segment Operating Revenues	491	-	-	727	-	-

Segment Operating Expenses
Operations and support	529	-	-	748	-	-
Depreciation and amortization	125	-	-	169	-	-
Total Segment Operating Expenses	654	-	-	917	-	-
Segment Operating Income (Loss)	(163)	-	-	(190)	-	-
Equity in Net Income of Affiliates	-	99	-	-	153	-
Segment Income (Loss)	$(163)	$99	-	$(190)	$153	-

Segment Operating Income Margin	(33.2)%	-		(26.1)%	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	6/30/15	12/31/14
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$20,956	$8,603
Accounts receivable - net of allowances for doubtful accounts of $492 and $454	13,821	14,527
Prepaid expenses	834	831
Deferred income taxes	1,131	1,142
Other current assets	6,421	6,925
Total current assets	43,163	32,028
Property, Plant and Equipment - Net	114,348	112,898
Goodwill	70,920	69,692
Licenses	80,922	60,824
Other Intangible Assets - Net	6,385	6,139
Investments in Equity Affiliates	288	250
Other Assets	10,463	10,998
Total Assets	$326,489	$292,829

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$8,603	$6,056
Accounts payable and accrued liabilities	21,560	23,592
Advanced billing and customer deposits	4,075	4,105
Accrued taxes	3,848	1,091
Dividends payable	2,441	2,438
Total current liabilities	40,527	37,282
Long-Term Debt	105,067	76,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	38,516	37,544
Postemployment benefit obligation	36,638	37,079
Other noncurrent liabilities	18,240	17,989
Total deferred credits and other noncurrent liabilities	93,394	92,612
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,032	91,108
Retained earnings	29,086	27,736
Treasury stock	(46,793)	(47,029)
Accumulated other comprehensive income	7,039	8,060
Noncontrolling interest	642	554
Total stockholders' equity	87,501	86,924
Total Liabilities and Stockholders' Equity	$326,489	$292,829

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
(Unaudited)
	Six months ended June 30,
	2015	2014

Operating Activities
Net income	$6,422	$7,355
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,274	9,167
Undistributed earnings from investments in equity affiliates	(23)	(58)
Provision for uncollectible accounts	535	444
Deferred income tax expense	1,183	546
Net gain from sale of investments, net of impairments	(50)	(1,365)
Changes in operating assets and liabilities:
Accounts receivable	434	(566)
Other current assets	743	(771)
Accounts payable and accrued liabilities	(1,125)	2,894
Retirement benefit funding	(455)	(280)
Other - net	(1,040)	(497)
Total adjustments	9,476	9,514
Net Cash Provided by Operating Activities	15,898	16,869

Investing Activities
Construction and capital expenditures:
Capital expenditures	(8,328)	(11,649)
Interest during construction	(339)	(118)
Acquisitions, net of cash acquired	(20,954)	(857)
Dispositions	72	4,921
Sale of securities	1,890	-
Return of advances to and investments in equity affiliates	-	2
Other	(1)	-
Net Cash Used in Investing Activities	(27,660)	(7,701)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	-	134
Issuance of long-term debt	33,958	8,564
Repayment of long-term debt	(2,919)	(3,508)
Purchase of treasury stock	-	(1,396)
Issuance of treasury stock	20	27
Dividends paid	(4,873)	(4,784)
Other	(2,071)	(239)
Net Cash Provided by (Used in) Financing Activities	24,115	(1,202)
Net increase in cash and cash equivalents	12,353	7,966
Cash and cash equivalents beginning of year	8,603	3,339
Cash and Cash Equivalents End of Period	$20,956	$11,305

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Six Months Ended
	6/30/2015	6/30/2014	% Chg	6/30/2015	6/30/2014	% Chg

Wireless
Subscribers and Connections
Total				123,902	116,634	6.2%
Postpaid				76,541	74,332	3.0%
Prepaid[1]				10,438	10,082	3.5%
Reseller				13,506	13,756	-1.8%
Connected Devices[1]				23,417	18,464	26.8%

Wireless Net Adds
Total	2,094	634	-	3,312	1,696	95.3%
Postpaid	410	1,026	-60.0%	851	1,651	-48.5%
Prepaid	331	(286)	-	429	(198)	-
Reseller	(95)	(162)	41.4%	(361)	(368)	1.9%
Connected Devices	1,448	56	-	2,393	611	-
M&A Activity, Partitioned Customers and Other Adjs.	36	(14)	-	36	4,562	-

Wireless Churn
Postpaid Churn	1.01%	0.86%	15 BP	1.01%	0.96%	5 BP
Total Churn	1.31%	1.47%	-16 BP	1.36%	1.43%	-7 BP

Other
Licensed POPs (000,000)				321	321	-

Wireline
Voice
Total Wireline Voice Connections				23,497	26,958	-12.8%
Net Change	(652)	(758)	14.0%	(1,281)	(1,531)	16.3%

Broadband
Total Wireline Broadband Connections				15,961	16,448	-3.0%
Net Change	(136)	(55)	-	(67)	23	-

Video
Total U-verse Video Connections				5,971	5,851	2.1%
Net Change	(22)	190	-	28	391	-92.8%

Consumer Revenue Connections
Broadband[2]				14,428	14,780	-2.4%
U-verse Video Connections				5,946	5,831	2.0%
Voice[3]				13,312	15,314	-13.1%
Total Consumer Revenue Connections[1]				33,686	35,925	-6.2%
Net Change	(489)	(299)	-63.5%	(680)	(465)	-46.2%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$4,480	$5,933	-24.5%	$8,328	$11,649	-28.5%
Interest during construction	$216	$63	-	$339	$118	-
Dividends Declared per Share	$0.47	$0.46	2.2%	$0.94	$0.92	2.2%
End of Period Common Shares Outstanding (000,000)				5,193	5,191	-
Debt Ratio[4]				56.5%	47.6%	890 BP
Total Employees				250,730	248,170	1.0%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[3]	Includes consumer U-verse Voice over Internet Protocol connections of 5,170 as of June 30, 2015.
[4]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 2Q15, total switched access lines were 18,116; retail business switched access lines totaled 8,331; and wholesale, national mass markets and coin switched access lines totaled 1,643. Restated switched access lines do not include ISDN lines.